Supplement to the
Fidelity® Disruptive Medicine ETF
February 13, 2023
Summary Prospectus

Effective June 30, 2023, Christopher Lee no longer serves as a Co-Portfolio Manager of the fund.
Effective June 30, 2023, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Risteard Hogan (Co-Portfolio Manager) has managed the fund since 2023.

DRM-SUSTK-0623-100 1.9910219.100	June 21, 2023